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EXECUTION COPY

                            PROTOCOL No. __
                     of the Participants' Assembly
                      of the Broadcasting Company
                             "Studio 1+1"
                            (the "Company")

Date of the meeting of the Participants' Assembly:  January 23, 1997.

The following Participants, representing 100% of the participation interests in the Company, were present at the meeting and waived any requirement to receive notice of the meeting:

1.    Alexander Rodnianskii (70%);

2.    Enterprise "Inter - Media" (30%)

The Participants' Assembly unanimously approved and considered the following agenda:

1. The designation of certain decisions of the Company as being within the exclusive competence of the Participants' Assembly.

Having considered agenda item 1, the Participants unanimously RESOLVED:

1. That the following powers shall be within the exclusive competence of the Participants' Assembly and shall be subject to and adopted by 75% of all of the outstanding participation interest votes:

(a) the determination of the general business policies and the approval of all financial plans and operating budgets of the Company, including, without limitation, annual financial plans, annual budgets, and any transaction that falls outside an approved plan or budget;

(b) the approval of any business transaction or commitment which has not been provided for in the relevant budget or which exceeds the amount allocated to the prospective field of business activity in the relevant budget;

(c) the approval of the amendment or termination of agreements, contracts and other documents which require two signatures;

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(d)   the approval of any transaction which is not within the ordinary scope of the Company's  business;

(e) the approval of the commencement or defence of any litigation or arbitration, or the entering into of any settlement agreement, with a value of more than Ten Thousand ($10,000) U.S. Dollars;

(f)   the determination of salary, bonuses and other remuneration of any member of the Directorate of the Company;

(g) subject to the provisions of Article 10.1 of the Company's Charter, the appointment and dismissal of members of the Audit Committee and the approval of the Audit Committee's reports;

(h) designation of those persons authorized to sign any financial documents and to enter into agreements on behalf of the Company;

(i) the approval or revocation of any and all powers of attorney to act on behalf of the Company.

There being no further business of the Participants' Assembly, the meeting was adjourned.

Signatures of the Participants:



                                                    ---------------------------
                                                    Alexander Rodnianskii

                                                    Enterprise "Inter - Media"

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                                                    By:
                                                    Title: